Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-Q of Worldwide Biotech & Pharmaceutical Company (the “Company”) on Form 10-Q for the quarter ending June 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Peiyi Tian, Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Peiyi Tian
Peiyi Tian
Principal Accounting Officer
August 19, 2008